EXHIBIT 32.2 CFO Certifications Under Section 906

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OmniNet Media Corporation (the "Company") on Form 10-QSB for the period ending February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mitchell Stough, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: July 5, 2006



By: /s/ Mitchell Stough
   --------------------
Name: Mitchell Stough
Chief Financial Officer





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